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                                                                   Exhibit 10.69

    First Amendment to Tax Credit Reduction and Recapture Guaranty Agreement
                                (ARV Guarantor)


               THIS FIRST AMENDMENT TO TAX CREDIT REDUCTION AND RECAPTURE GUARANTY AGREEMENT (this "First Amendment") is made as of January 16, 2001 by and among Rosewood Villas, a California limited partnership (the "Project Partnership"), ARV Investment Group, Inc., a California corporation (the "Withdrawing General Partner") and the following parties, which are referred to as the "Guarantor": ARV Assisted Living Inc., a Delaware corporation, successor in interest to ARV Assisted Living, Inc., a California corporation, and Gary L. Davidson, John A. Booty and David P. Collins, each an individual.

               The Project Partnership, the Withdrawing General Partner and Guarantor have entered into that certain Tax Credit Reduction and Recapture Guaranty Agreement dated as of November 1, 1995 (the "Guaranty Agreement"). The parties to the Guaranty Agreement wish to amend the Guaranty Agreement regarding the withdrawal of Withdrawing General Partner as general partner of the Project Partnership and the admission of a new general partner, and certain other matters, and to reaffirm the Guaranty Agreement in light of the Second Amendment to Amended and Restated Agreement of Limited Partnership dated as of January 16, 2001 (the "Partnership Amendment").

               Capitalized terms used herein have the same meanings as set forth in the Guaranty Agreement, unless specifically defined herein.

               1. Section 1 of the Guaranty Agreement is hereby deleted in its entirety and the following is substituted therefor:

                             "1. The Guarantor hereby covenants that it will
                      pay, in accordance with the terms and conditions of Exhibit J to the Contribution Agreement, Consequences of Tax Benefit Reductions, which Exhibit J is incorporated herein by this reference ("Exhibit J"), all obligations of the Guarantor arising by reason of any and all events occurring or circumstances existing up to and including the date hereof which result in an obligation to fund any amounts under Exhibit J. Any payment made pursuant to this Paragraph 1 shall be made in fulfillment of the obligations of the Guarantor to the Investor Limited Partner hereunder, and shall be made without any right of repayment."

               2. The parties hereto hereby acknowledge and approve the Partnership Amendment, and, except as specifically amended hereby, ratify and reaffirm the Guaranty Agreement.



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               3. This First Amendment may be executed in multiple counterparts, all of which together constitute one and the same instrument.

                                  [SIGNATURES ON NEXT PAGE]


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               IN WITNESS WHEREOF, the parties have executed this First
Amendment as of the day and year above written.

GUARANTOR:                         PROJECT PARTNERSHIP:

                                   Rosewood Villas,
- ------------------------------     a California limited partnership
Gary L. Davidson
                                   By:   Eenhoorn GP -- Rosewood, LLC,
                                         a Michigan limited liability company,
- ------------------------------           its general partner
John A. Booty

                                         By:
                                            -----------------------------------
                                          Name:
- -----------------------------                  --------------------------------
David P. Collins                          Title:
                                                -------------------------------


ARV Assisted Living Inc.,          WITHDRAWING GENERAL PARTNER
a Delaware corporation
                                   ARV Investment Group, Inc.,
                                   a California corporation
By:
   --------------------------
    Name:
         --------------------
    Title:                          By:
          -------------------          ----------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------
Agreed to and accepted:

Eenhoorn GP -- Rosewood, LLC,
a Michigan limited liability company



   By:
      ----------------------
       Name:
            ----------------
       Title:
             ---------------


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